                                                                     EXHIBIT 3.1

                                   RESTATED
                             DECLARATION OF TRUST
                                      OF
                          WEINGARTEN REALTY INVESTORS

          The undersigned, acting as the Trust Managers of a real estate investment trust under the Texas Real Estate Investment Trust Act (the "Texas REIT Act"), hereby adopt the following Restated Declaration of Trust for such trust which replaces in their entirety all previously enacted Declaration of Trusts for such trust.

                                  ARTICLE ONE

          The name of the trust (the "Trust") is "Weingarten Realty Investors." An assumed name certificate setting forth such name has been filed in the manner prescribed by law.

                                  ARTICLE TWO

          The Trust is formed pursuant to the Texas REIT Act and has the following as its purpose:

     To purchase, hold, lease, manage, sell, exchange, develop, subdivide and improve real property and interests in real property, and in general, to carry on any other business and do any other acts in connection with the foregoing and to have and exercise all powers conferred by the laws of the State of Texas upon real estate investment trusts formed under the Texas Real Estate Investment Trust Act, and to do any or all of the things hereinafter set forth to the same extent as natural persons might or could do. The term "real property" and the term "interests in real property" for the purposes stated herein shall not include severed mineral, oil or gas royalty interests.

                                 ARTICLE THREE

          As to any real property of any character, major capital improvements must be made within 15 years of purchase or the property must be sold. Such major capital improvements must equal or exceed the purchase price of such real property, if the same is unimproved property at the time of purchase or property outside the corporate limits of a city, town or village. Any citizen of the State of Texas may force compliance with this provision by filing suit in any district court of the State of Texas and shall receive from the Trust, if the Trust is forced to sell a real property interest under this provision, the sum of 5% of the sale price of such real property interest as compensation.

                                 ARTICLE FOUR

          The address of the Trust's initial principal office and place of business is 2600 Citadel Plaza Drive, Houston, Texas 77008.

                                 ARTICLE FIVE

          The names and mailing addresses of the Trust Managers are as follows:


----------------------------   ------------------------------------
Name*                                    Mailing Address
----------------------------   ------------------------------------
Stanford Alexander             Weingarten Realty Investors
                               2600 Citadel Plaza Drive
                               Suite 300
                               Houston, Texas 77008
-------------------------------------------------------------------
Andrew M. Alexander            Weingarten Realty Management Company
                               2600 Citadel Plaza Drive
                               Suite 300
                               Houston, Texas 77008
-------------------------------------------------------------------
Martin Debrovner               Weingarten Realty Management Company
                               2600 Citadel Plaza Drive
                               Suite 300
                               Houston, Texas 77008
-------------------------------------------------------------------
Melvin A. Dow                  Dow, Cogburn & Friedman
                               2300 The Coastal Tower
                               Nine Greenway Plaza
                               Houston, Texas 77046
-------------------------------------------------------------------
Stephen A. Lasher              Rotan Mosle
                               RepublicBank Center
                               700 Louisiana, Suite 700
                               Houston, Texas 77002
-------------------------------------------------------------------
Joseph W. Robertson, Jr.       Weingarten Realty Investors
                               2600 Citadel Plaza Drive
                               Suite 300
                               Houston, Texas 77008
-------------------------------------------------------------------
Douglas W. Schnitzer           Century Development Corporation
                               Five Greenway Plaza
                               Suite 1700
                               Houston, Texas 77046
-------------------------------------------------------------------

-------------------------------------------------------------------
Kenneth L. Schnitzer, Sr.      Century Development Corporation
                               Five Greenway Plaza
                               Suite 1700
                               Houston, Texas 77046
-------------------------------------------------------------------
Marc J. Shapiro                Teas Commerce Bank
                               712 Main Street, 2nd Floor
                               Houston, Texas 77002
-------------------------------------------------------------------
J. T. Trotter                  First Interstate Bank Plaza
                               Suite 3600
                               1000 Louisiana at McKinney
                               Houston, Texas 77002
-------------------------------------------------------------------

* All of the initial Trust Managers qualify as "Resident Trust Managers" as that term is defined in the Texas REIT Act.

                                  ARTICLE SIX

          The period of the Trust's duration is perpetual. The Trust may be sooner terminated by the vote of the holders of at least a two-thirds majority of the voting power of the outstanding Shares.

                                 ARTICLE SEVEN

          The Trust shall have authority to issue 30,000,000 shares, par value $.03 per share, of beneficial interest (the "Shares"). All of the Shares shall be equal in all respects to every other such Share, and shall have no preference, conversion, exchange or preemptive rights.

                                 ARTICLE EIGHT

          The Trust shall issue Shares only for money or property actually received.

                                 ARTICLE NINE

          The Trust Managers shall hold all money and property received for the issuance of Shares for the benefit of the owners of such Shares.

                                  ARTICLE TEN

          The Trust will not commence operations until the beneficial ownership of the Shares is held by 100 or more persons with no five persons owning more than 50% of the total number of outstanding Shares. The word "person", as used in the immediately preceding sentence, shall not include corporations.

                                ARTICLE ELEVEN

          The Trust shall not engage in any activities beyond the scope of the purpose of a real estate investment trust formed pursuant to the Texas REIT Act, as such purpose is set forth in Article Two hereof.

                                ARTICLE TWELVE

          Cumulative voting for the election of Trust Managers is prohibited.

                               ARTICLE THIRTEEN

     (a) The affirmative vote of the holders of note less than 80% of the outstanding Shares of the Trust, including the affirmative vote of the holders of not less than 50% of the outstanding Shares not owned, directly or indirectly, by any "Related Person" (as hereinafter defined), shall be required for the approval or authorization of any "Business Combination" (as hereinafter defined); provided, however, that the 50% voting requirement referred to above shall not be applicable if the Business Combination is approved by the affirmative vote of the holders of not less than 90% of the outstanding Shares; provided further, that neither the 80% voting requirement nor the 50% voting requirement referred to above shall be applicable if:

          (i) The Trust Managers of the Trust by a vote of not less than 80% of the Trust Managers then holding office (A) have expressly approved in advance the acquisition of shares of the Trust that caused the Related Person to become a Related Person or (B) have expressly approved the Business Combination prior to the date on which the Related Person involved in the Business Combination shall have become a Related Person; or

          (ii) The Business Combination is solely between the Trust and another corporation, 100% of the Voting Stock of which is owned directly or indirectly by the Trust; or

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

          (iii) The Business Combination is proposed to be consummated within one year of the consummation of a "Fair Tender Offer" (as hereinafter defined) by the Related Person in which Business Combination the cash or "Fair market Value" (as hereinafter defined) of the property, securities or other consideration to be received per Share by all remaining holders of Common Stock of the Trust in the Business Combination is not less than the price offered in the Fair Tender Offer; or

          (iv) All of conditions (A) through (D) of this subparagraph (iv) shall have been met: (A) if and to the extent permitted by law, the Business Combination is a merger or consolidation, consummation of which is proposed to take place within one year of the date of the transaction pursuant to which such person became a Related Person and the cash or Fair market Value of the property, securities or other consideration to be received per share by all remaining holders of Common Stock of the Trust in the Business Combination is not less than the "Fair Price" (as hereinafter defined); (B) the consideration to be received by such holders is either cash or, if the Related Person shall have acquired the majority of its holdings of the Trust's Shares for a form of consideration other than cash, in the same form of consideration with which the Related Person acquired such majority; (C) after such person has become a Related Person and prior to consummation of such Business Combinations (1) there shall have been no reduction in the annual rate of dividends, if any, paid per share on the Trust's Shares (adjusted as appropriate for recapitalizations and for Share splits, reverse Share splits and Share dividends) except any reduction in such rate that is made proportionately with any decline in the Trust's net Income for the period for which such dividends are declared and except as approved by a majority of the Continuing Trust Managers (as hereinafter defined), and (2) such Related Person shall not have received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Trust prior to the consummation of such Business Combination (other than in connection with financing a Fair Tender Offer); and (D) a proxy statement that conforms in all respects with the provisions of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations thereunder (or any subsequent provisions replacing the Exchange Act or the rules or regulations thereunder) shall be mailed to holders of the Trust's Shares at least 30 days prior to the Consummation of the Business Combination for the purpose of soliciting shareholder approval of the Business Combination; or

          (v) The "Rights" (as defined in paragraph (b) of this Article Thirteen) shall have become exercisable.

     (b) If a person has become a Related Person and within one year after the date (the "Acquisition Date") of the transaction pursuant to which the Related Person became a Related Person (x) a Business Combination meeting all of the requirements of subparagraph (iv) of the proviso to paragraph (a) of this Article Thirteen regarding the applicability of the 80% voting requirement shall not have been consummated and (y) a Fair Tender Offer shall not have been consummated and (z) the Trust shall not have been dissolved and liquidated, then, in such event the beneficial owner of each Share (not including Shares beneficially owned by the Related Person) (each such beneficial owner being hereinafter referred to as a "Holder") shall have the right (individually a "Right" and collectively the "Rights"), which may be exercised subject to the provisions of paragraph (d) of this Article Thirteen, commencing at the opening of business on the one-year anniversary date of the Acquisition Date and continuing for a period of 90 days thereafter, subject to extensions as provided in paragraph (d) of this article Thirteen (the "Exercise Period"), to sell to the Trust on the terms set forth herein one Share upon exercise of such Right. Within five business days after the commencement of the Exercise Period the Trust shall notify the Holders of the commencement of the Exercise Period, specifying therein the terms and conditions for exercise of the Rights. During the Exercise Period, each certificate representing Shares beneficially owned by a Holder (a "Certificate") shall also represent the number of Rights equal to the number of Shares represented thereby and the surrender for transfer of any Certificate shall also constitute the transfer of the Rights represented by such Shares. At 5:00 P.M., Houston, Texas time, on the last day of the Exercise Period, each Right not exercised shall become void, all rights in respect thereof shall cease as of such time and the Certificates shall no longer represent Rights.

     (c) The purchase price for a Share upon exercise of an accompanying Right shall be equal to the then-applicable Fair Price paid by the Related Person (plus, as an allowance for interest, an amount equal to the prime rate of interest of Chase Manhattan Bank as in effect from time to time from the Acquisition Date until the date of the payment for such Share but less the amount of any cash and the Fair Market Value of any property or securities distributed with respect to such Shares as dividends or otherwise during such time period), pursuant to the exercise of the Right relating thereto. In the event the Related Person shall have acquired any of its holdings of the Trust's Shares for a form of consideration other than cash, the value of such other consideration shall be the Fair Market Value thereof.

     (d) Notwithstanding the foregoing in paragraph (b) of this Article Thirteen, the Exercise period will be deferred in the event (a "Deferral Event") that the Trust is otherwise prohibited under applicable law from repurchasing Shares pursuant to the Rights. In the event the Exercise Period is deferred, or if at any time the Trust reasonably anticipates that a Deferral Event will exist, the Trust will, as soon as practicable, notify the Holders. If at the end of any fiscal quarter the Deferral Event ceases to exist, notice shall be given to the Holders of the commencement of the deferred Exercise Period, which Exercise Period shall commence no sooner than 15 days nor more than 45 days from the date of such notice and which shall continue in effect for a period of time equal in duration to the previously unexpired portion of the Exercise Period. Notwithstanding any other provision of this Declaration of Trust to the contrary, during the Exercise Period (including during the existence of any Deferral Event), neither the Trust no any subsidiary may declare or pay any dividend or make any distribution on its Shares or to its shareholders (other than dividends or distributions payable in its Shares or, in the case of any subsidiary, dividends payable to the Trust) or purchase, redeem or otherwise acquire or retire for value, or permit any subsidiary to purchase or otherwise acquire for value, any Shares of the Trust if, upon giving effect to such dividend, distribution, purchase, redemption, or other acquisition or retirement, the aggregate amount expended for all such purposes (the amount expended for such purposes, if other than in cash, to be determined by a majority of the Continuing Trust Managers, whose determination shall be conclusive) would prejudice the ability of the Trust to satisfy its maximum obligation to purchase Shares upon exercise of the Rights.

     (e) Rights may be exercised upon surrender to the Trust's principal transfer agent (the "Transfer Agent") at its office in Houston, Texas of the Certificate or Certificates evidencing the Shares to be tendered for purchase by the Trust, together with the form on the reverse thereof completed and duly signed in accordance with the instructions thereon. In the event that a Holder shall tender a Certificate which represents greater than the number of Shares which the Holder elects to require the Trust to purchase upon exercise of the Rights, the Holder shall designate on the reverse side of such Certificate the number of Shares to be sold from such Certificate. The Transfer Agent shall thereupon issue a new Certificate or Certificates for the balance of the number of Shares not sold to the Trust, which new Certificate or Certificates shall also represent Rights for an equivalent number of Shares.

     (f)  For the purposes of this Article:

          (i) The term "Business Combination" shall mean (A) any merger or consolidation, if and to the extent permitted by law, of the Trust or a subsidiary, with or into a Related Person, (B) any sale, lease, exchange, mortgage, pledge, transfer or other disposition, of all or any "Substantial Part" (as hereinafter defined) of the assets of the Trust and its subsidiaries (taken as a whole) (including, without limitation, any voting securities of a subsidiary) to or with a Related Person, (C) the issuance or transfer by the Trust or a subsidiary (other than by way of a pro rata distribution to all shareholders) of any securities of the Trust or a subsidiary of the Trust to a Related Person, (D) any reclassification of securities (including any reverse Share split) or recapitalization by the corporation, the effect of which would be to increase the voting power (whether or not currently exercisable) of the Related Person, (E) the adoption of any plan or proposal for the liquidation or dissolution of the Trust proposed by or on behalf of a Related Person which involves any transfer of assets, or any other transaction, in which the Related Person has any direct or indirect interest (except proportionately as a shareholder), (F) any series or combination of transactions having, directly or indirectly, the same or substantially the same effect as any of the foregoing, and (G) any agreement, contract or other arrangement providing, directly or indirectly, for any of the foregoing.

          (ii) The term "Continuing Trust Manager" shall mean (x) any Trust Manager of the Trust who is not affiliated with a Related Person and who was a Trust Manager immediately priori to the time that the Related Person became a Related Person, and (y) any other Trust Manager who is not affiliated with the Related Person and is recommended either by a majority of the persons described in clause (x) of this subparagraph (ii) or by persons described in this clause (y) who are then Trust Managers of the Trust to succeed such a person described in either the said clause (x) or clause (y) as a Trust Manager of the Trust.

          (iii) The term "Fair market Value" shall mean: (A) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a Share on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such Shares is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such Share is not listed on such Exchange, on the principal United States securities exchange registered under the Exchange Act on which such Share is listed, or, if such Share is not listed on any such exchange, the highest closing bid quotation with respect to a Share during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available, the fair market value on the date in question of a Share as reasonably determined by an independent appraiser selected by a majority of the Continuing Trust Managers (or, if there are no Continuing Trust Managers, by Goldman, Sachs & Co.) in good faith; and (B) in the case of property other than cash or stock, the fair market value of such property on the date in question as reasonably determined by an independent appraiser selected by a majority of the Continuing Trust Managers (or, of there are no Continuing Trust Managers, by Goldman, Sachs & Co.) in good faith. In each case hereunder in which an independent appraiser is to be selected to determine Fair Market Value, (1) in the event (x) there are no Continuing Trust Managers, and (y) Goldman, Sachs & Co. is unable or elects not to serve as such appraiser, or (2) in the event there are Continuing Trust Managers that do not select an independent appraiser within 10 days of a request for such appointment made by a Related Person, such independent appraiser may be selected by such Related Person.

          (iv) The term "Fair Price" shall mean the highest per-Share price (which, to the extent not paid in cash, shall equal the Fair Market Value of any other consideration paid), with appropriate adjustments for recapitalizations and for Share splits, reverse Share splits and Share dividends, paid by a person in acquiring any of its holdings of the Trust's Shares.

          (v) The term "Fair Tender Offer" shall mean a bona fide tender offer for all of the Trust's Shares outstanding (and owned by persons other than a Related Person if the tender offer is made by the Related Person), whether or not such offer is conditional upon any minimum number of Shares being tendered, in which the aggregate amount of cash or the Fair Market Value of any securities or other property to be received by all holders who tender their Shares for each Share so tendered shall be at least equal to the then applicable Fair Price paid by a Related Person or paid by the person making the tender offer if such person is not a Related Person. In the event that at the time such tender offer is commenced the terms and conduct thereof are not directly regulated by Sections 14(d) or 13(e) of the Exchange Act and the general rules and regulations promulgated thereunder, then the terms of such tender offer regarding the time such offer is held open and regarding withdrawal rights shall conform in all respects with such terms applicable to tender offers regulated by such Sections of the Exchange Act. A Fair Tender Offer shall not be deemed to be "consummated" until Shares are purchased and payment in full has been made for all duly tendered Shares.

          (vi) The term "Related Person" shall mean and include any individual, corporation, partnership or other "person" (as defined on January 1, 1987, in Section 13(d)(3) of the Exchange Act), and the "Affiliates" and "Associates" (as defined on January 1, 1987 in Rule 12b-2 of the Exchange Act) of any such individual, corporation, partnership or other person which individually or together is the "Beneficial Owner" (as defined on January 1, 1987 in Rule 13d-3 of the Exchange Act) in the aggregate of more than 50% of the Shares of the Trust, other than the Trust or any employee benefit plan(s) sponsored by the Trust.

          (vii) The term "Substantial Part" shall mean more than 35% of the book value of the total assets of the Trust and its subsidiaries (taken as a whole) as of the end of the fiscal year ending prior to the time the determination is being made.

          (viii) Any person (as such term is defined in subsection (vi) of this paragraph (f)) that has the right to acquire any Shares of the Trust pursuant to any agreement, or upon the exercise of conversion rights, warrants or options, or otherwise, shall be deemed a Beneficial Owner of such Shares for purposes of determining whether such person, individually or together with its Affiliates and Associates, is a Related Person.

          (ix) For purposes of subparagraph (iii) of paragraph (a) of this Article Thirteen, the term "other consideration to be received" shall include, without limitation, Shares of the Trust retained by its existing public shareholders in the event of a Business Combination in which the Trust is the surviving entity.

     (g) The affirmative vote of the holders of not less than 80% of the outstanding Shares of the Trust, including the affirmative vote of the holders of not less than 50% of the outstanding Shares not owned, directly or indirectly, by any Related Person (such 50% voting requirement shall not be applicable if such amendment, alteration, change, repeal or rescission is approved by the affirmative vote of not less than 90% of the outstanding Shares) shall be required to amend, alter, change, repeal or rescind, or adopt any provisions inconsistent with, this Article Thirteen.

     (h) The provisions of this Article Thirteen shall be subject to all valid and applicable laws, including, without limitation, the Texas REIT Act, and, in the event this Article Thirteen or any of the provisions hereof are found to be inconsistent with or contrary to any such valid laws, such laws shall be deemed to control and this Article Thirteen shall be regarded as modified accordingly, and, as so modified, to continue in full force and effect.

                               ARTICLE FOURTEEN

          The Trust Managers may from time to time declare, and the Trust may pay, dividends on its outstanding Shares in cash, in property or in its Shares, except that no dividend shall be declared or paid when the Trust is unable to pay its debts as they become due in the usual course of its business, or when the payment of such dividend would result in the Trust being unable to pay its debts as they become due in the usual course of business.

                                ARTICLE FIFTEEN

          A holder of Shares shall not be personally or individually liable in any manner whatsoever for any debt, act, omission or obligation incurred by the Trust or the Trust Managers. All written contracts to which the Trust is a party shall include a provision that the shareholders shall not be personally liable thereon. A holder of Shares shall be under no obligation to the Trust or to its creditors with respect to such Shares other than the obligation to pay to the Trust the full amount of the consideration for which such Shares were issued or to be issued. Upon the payment of such consideration, such Shares shall be non-assessable by the Trust.

                                ARTICLE SIXTEEN

     (a)  In this Article:

          (i) "Indemnitee" means (A) any present or former Trust Manager or officer of the Trust or present or former director or officer of Weingarten Realty, Inc. (the "Company"), (B) any person who while serving in any of the capacities referred to in clause (A) hereof served at the Trust's or Company's request as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, and (C) any person nominated or designated by (or pursuant to authority granted by) the Trust Managers or any committee thereof or the Board of Directors of the Company or any committee thereof to serve in any of the capacities referred to in clauses (A) or (B) hereof.

          (ii) "Official Capacity" means (A) when used with respect to a Trust Manager, the office of Trust Manager of the Trust, (B) when used with respect to a director, the office of director of the Company and (C) when used with respect to a person other than a Trust Manager or Company director, the elective or appointive office of the Trust or Company held by such person or the employment or agency relationship undertaken by such person on behalf of the Trust or Company, but in each case does not include service for any other foreign or domestic corporation or any partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise.

          (iii) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding.

     (b) The Trust shall indemnify every Indemnitee against all judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement and reasonable expenses actually incurred by the Indemnitee in connection with any Proceeding in which he was, is or is threatened to be named defendant or respondent, or in which he was or is a witness without being named a defendant or respondent, by reason, in whole or in part, of his serving or having served, or having been nominated or designated to serve, in any of the capacities referred to in paragraph (a)(i) of this Article Sixteen, if it is determined in accordance with paragraph (d) of this Article Sixteen that the Indemnitee (i) conducted himself in good faith, (ii) reasonably believed, in the case of conduct in his Official Capacity, that his conduct was in the Trust's or Company's best interests and, in all other cases, that his conduct was at least not opposed to the Trust's or Company's best interests, and (iii) in the case of any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful; provided, however, that in the event that an Indemnitee is found liable to the Trust or Company or is found liable on the basis that personal benefit was improperly received by the Indemnitee the indemnification (A) is limited to reasonable expenses actually incurred by the Indemnitee in connection with the Proceeding and (B) shall not be made in respect of any Proceeding in which the Indemnitee shall have been found liable for willful or intentional misconduct in the performance of his duty to the Trust or Company. Except as provided in the immediately preceding proviso to the first sentence of this paragraph (b), no indemnification shall be made under this paragraph (b) in respect of any Proceeding in which such Indemnitee shall have been (x) found liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the Indemnitee's Official Capacity, or (y) found liable to the Trust or Company. The termination of any Proceeding by judgment, order, settlement or conviction, or on a plea of nolo contendere or its equivalent, is not of itself determinative that the indemnitee did not meet the requirements set forth in clauses (i), (ii) or (iii) in the first sentence of this paragraph (b). An Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after the Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom. Reasonable expenses shall include, without limitation, all court costs and all fees and disbursements of attorneys for the Indemnitee. The effect of Article Sixteen may be to indemnify Trust Managers and officers and Company directors and officers for their acts of negligence.

     (c) Without limitation of paragraph (b) of this Article Sixteen and in addition to the indemnification provided for in paragraph (b) of this Article Sixteen, the Trust shall indemnify every Indemnitee against reasonable expenses incurred by such person in connection with any Proceeding in which he is a witness or a named defendant or respondent because he served in any of the capacities referred to in paragraph (a)(i) of this Article Sixteen, if such person has been wholly successful, on the merits or otherwise, in defense of the Proceeding.

     (d) Any indemnification under paragraph (b) of this Article Sixteen (unless ordered by a court of competent jurisdiction) shall be made by the Trust only upon a determination that indemnification of the Indemnitee is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (i) by the Trust Managers by a majority vote of a quorum consisting of Trust Managers who, at the time of such vote, are not named defendants or respondents in the Proceeding; (ii) if such a quorum cannot be obtained, then by a majority vote of a committee of the Trust Managers, duly designated to act in the matter by a majority vote of all Trust Managers (in which designation Trust Managers who are named defendants or respondents in the Proceeding may participate), such committee to consist solely of two (2) or more Trust Managers who, at the time of the committee vote, are not named defendants or respondents in the Proceeding; (iii) by special legal counsel selected by the Trust Managers or a committee thereof by vote as set forth in clauses (i) or
(ii) of this paragraph (d) or, if the requisite quorum of all of the Trust Managers cannot be obtained therefor and such committee cannot be established, by a majority vote of all of the Trust Managers (in which Trust Managers who are named defendants or respondents in the Proceeding may participate); or (iv) by the shareholders in a vote that excludes the shares held by Trust Managers that are named defendants or respondents in the Proceeding. Determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination that indemnification is permissible is made by special legal counsel, determination as to reasonableness of expenses must be made in the manner specified in clause
(iii) of the preceding sentence for the selection of special legal counsel. In the event a determination is made under this paragraph (d) that the Indemnitee has met the applicable standard of conduct as to some matters but not as to others, amounts to be indemnified may be reasonably prorated.

     (e) Reasonable expenses (including court costs and attorneys' fees) incurred by an Indemnitee who was or is a witness or was, is or is threatened to be made a named defendant or respondent in a Proceeding shall be paid by the Trust at reasonable intervals in advance of the final disposition of such Proceeding, and without making any of the determinations specified in paragraph
(d) of this Article Sixteen, after receipt by the Trust of (i) a written affirmation by such Indemnitee of his good faith belief that he has met the standard of conduct necessary for indemnification by the Trust under this Article Sixteen and (ii) a written undertaking by or on behalf of such Indemnitee to repay the amount paid or reimbursed by the Trust if it shall ultimately be determined that he is not entitled to be indemnified by the Trust as authorized in this Article Sixteen. Such written undertaking shall be an unlimited obligation of the Indemnitee but need not be secured and it may be accepted without reference to financial ability to make repayment. Notwithstanding any other provision of this Article Sixteen, the Trust may pay or reimburse expenses incurred by an Indemnitee in connection with his appearance as a witness or other participation in a Proceeding at a time when he is not named a defendant or respondent in the Proceeding.

     (f) For purposes of this Article Sixteen, the Trust or Company shall be deemed to have requested an Indemnitee to serve an employee benefit plan whenever the performance by him of his duties to the Trust or Company also imposed or imposes duties on or otherwise involved or involves services by him to the plan or participants or beneficiaries of the plan. Excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall be deemed fines. Action taken or omitted by an Indemnitee with respect to an employee benefit plan in the performance of his duties for a purpose reasonably believed by him to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interest of the Trust or Company.

     (g) The indemnification provided by this Article Sixteen shall (i) not be deemed exclusive of, or to preclude, any other rights to which those seeking indemnification may at any time be entitled under the Trust's Bylaws, any law, agreement or vote of shareholders or disinterested Trust Managers, or otherwise, or under any policy or policies of insurance purchased and maintained by the Trust on behalf of any Indemnitee, both as to action in his Official Capacity and as to action in any other capacity, (ii) continue as to a person who has ceased to be in the capacity by reason of which he was an Indemnitee with respect to matters arising during the period he was in such capacity, and (iii) inure to the benefit of the heirs, executors and administrators of such a person.

     (h) Any indemnification of or advance of expenses to an Indemnitee in accordance with this Article Sixteen shall be reported in writing to the shareholders of the Trust with or before the notice or waiver of notice of the next shareholders' meeting or with or before the next submission to shareholders of a consent to action without a meeting and, in any case, within the twelve-month period immediately following the date of the indemnification or advance.

     (i) The provisions of this Article Sixteen (i) are for the benefit of, and may be enforced by, each Indemnitee of the Trust, the same as if set forth in their entirety in a written instrument duly executed and delivered by the Trust and such Indemnitee and (ii) constitute a continuing offer to all present and future Indemnities. The Trust, by its adoption of this Second Amended Declaration of Trust, (x) acknowledges and agrees that each Indemnitee of the Trust has relied upon and will continue to rely upon the provisions of this Article Sixteen in becoming, and serving in any of the capacities referred to in paragraph (a)(i) of this Article Sixteen, (y) waives reliance upon, and all notices of acceptance of, such provisions by such Indemnitee and (z) acknowledges and agrees that no present or future Indemnitee shall be prejudiced in his right to enforce the provisions of this Article Sixteen in accordance with their terms by any act or failure to act on the part of the Trust.

     (j) No amendment, modification or repeal of this Article Sixteen or any provision of this Article Sixteen shall in any manner terminate, reduce or impair the right of any past, present or future Indemnitee to be indemnified by the Trust, nor the obligation of the Trust to indemnify any such Indemnitees, under and in accordance with the provisions of this Article Sixteen as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

     (k)  If the indemnification provided in this Article Sixteen is either
(i) insufficient to cover all costs and expenses incurred by any Indemnitee as a result of such Indemnitee being made or threatened to be made a defendant or respondent in a Proceeding by reason of his holding or having held a position named in paragraph (a)(i) of this Article Sixteen or (ii) not permitted by Texas law, the Trust shall indemnify, to the fullest extent that indemnification is permitted by Texas law, every Indemnitee with respect to all costs and expenses incurred by such Indemnitee as a result of such Indemnitee being made or threatened to be made a defendant or respondent in a Proceeding by reason of his holding or having held a position named in paragraph (a)(i) of this Article Sixteen.

     (l) The Indemnification provided by this Article Sixteen shall be subject to all valid and applicable laws, including, without limitation, the Texas REIT Act, and, in the event this Article Sixteen or any of the provisions hereof or the indemnification contemplated hereby are found to be inconsistent with or contrary to any such valid laws, such laws shall be deemed to control and this Article Sixteen shall be regarded as modified accordingly, and, as so modified, to continue in full force and effect.

     (m) The indemnification provisions contained in this Article Sixteen may be amended only by the affirmative vote of the holders of at least two-thirds of the outstanding Shares.

     (n)  Pursuant to Section 24 of the Texas REIT Act, and pursuant to
Section 111.003(3) of the Texas Property Code, the Trust is a business trust for purposes of the Texas Property Code, and accordingly the officers and the Trust Managers of the Trust shall not be held to the standards for trust management and investment set forth in the Texas Trust Code.

                               ARTICLE SEVENTEEN

     A Trust Manager may be removed by the vote or written consent of the holders of two-thirds of the outstanding Shares at a special meeting of the shareholders called for such purpose pursuant to the Trust's Bylaws.

                               ARTICLE EIGHTEEN

     (a) No individual may own more than 9.8% of the outstanding Shares (the limitation on the ownership of outstanding Shares is referred to in this Article Eighteen as the "Ownership Limit" and the 9.8% threshold is referred to in this Article Eighteen as the "Percentage Limit"), and no Securities (as hereinafter defined) shall be accepted, purchased, or in any manner acquired by any person if such issuance or transfer would result in that person's ownership of Shares exceeding the Percentage Limit. For purposes of determining if the Ownership Limit is exceeded by an individual, Convertible Securities (as hereinafter defined) owned by such individual shall be treated as if the Convertible Securities owned by such individual had been converted into Shares if the effect of such treatment would be to increase the ownership percentage of such individual in the Trust. The Ownership Limit shall not apply (i) to acquisitions of Securities by any person that has made a tender offer for all outstanding Shares of the Trust (including Convertible Securities) in conformity with applicable federal securities laws, (ii) to the acquisition of Securities of the Trust by an underwriter in a public offering of Securities of the Trust, or in any transaction involving the issuance of Securities by the Trust, in which a majority of the Trust Managers determines that the underwriter or other person or party initially acquiring such Securities will timely distribute such Securities to or among others so that, following such distribution, none of such Securities will be Excess Securities (as hereinafter defined), (iii) to the acquisition of Securities pursuant to the exercise of employee share options or (iv) to the ownership or acquisition of any Securities by Stanford Alexander by virtue of his ownership of the common stock of Weingarten Realty, Inc. in excess of the Percentage Limit on January 19, 1988.

     (b) If any Securities are accepted, purchased, or in any manner acquired by any person resulting in a violation of paragraph (a) hereof, such issuance or transfer shall be valid only with respect to such amount of Securities issued or transferred as does not result in a violation of paragraph (a) hereof, and such acceptance, purchase or acquisition shall be null and void with respect to the amount of Securities that results in a violation of paragraph (a) hereof (the "Excess Securities"). If the last clause of the foregoing sentence is determined to be invalid by virtue of any legal decision, statute, rule or regulation, such person shall be conclusively deemed to have acted as an agent on behalf of the Trust in acquiring the Excess Securities and to hold such Excess Securities on behalf of the Trust. As the equivalent of treasury securities for such purposes, the Excess Securities shall not be entitled to any voting rights, shall not be considered to be outstanding for quorum or voting purposes and shall not be entitled to receive dividends, interest or any other distribution with respect to the Securities. Any person who receives dividends, interest or any other distribution in respect to Excess Securities shall hold the same as agent for the Trust and (following a permitted transfer) for the transferee thereof.

     Notwithstanding the foregoing, the holder of Excess Securities may transfer the same (together with any distributions thereon) to any person whose ownership would not result in a violation of paragraph (a) hereof. Upon such permitted transfer, the Trust shall pay or distribute to the transferee any distributions on the Excess Securities not previously paid or distributed.

     (c) Ownership of Securities is conditional upon the owner or prospective owner having provided to the Trust definitive written information respecting his ownership of Securities. Failure to provide such information, upon reasonable request, shall result in the Securities so owned being treated as Excess Securities pursuant to paragraph (b) hereof for so long as such failure continues.

     (d) Notwithstanding the provisions of paragraph (a) hereof, a lower percentage (the "Temporary Limit") shall operate in place of the 9.8% Percentage Limit set forth in paragraph (a) hereof for so long as there are outstanding Securities owned by any individual in excess of the Percentage Limit which are excepted from the restrictions of this Article Eighteen pursuant to paragraph
(a)(iv) hereof ("Exempt Securities"). The Temporary Limit shall be 6.5% on January 19, 1988, but upon the transfer of Exempt Securities, the Temporary Limit shall be fixed by the Trust Managers of the Trust from time to time but shall in no event exceed the product (expressed as a percentage) of (i) the fraction obtained by dividing (w) the number one by (x) the remainder of five minus the number of individuals whose ownership exceeds the Percentage Limit pursuant to paragraph (a) hereof times (ii) the difference between (y) 49% (z) the percentage of the total number of Shares outstanding represented by the total number of Shares owned by all individuals who own Exempt Securities as of the date of such calculations. If, after calculating a Temporary Limit using the foregoing formula, however, any individual owns in excess of the newly calculated Temporary Limit, the Temporary Limit shall be recalculated and such individual shall also be treated as owning Exempt Securities for purposes of recalculating the Temporary Limit. For purposes of this calculation, Convertible Securities owned by any person shall be treated as if the Convertible Securities owned by such person had been converted into Shares, if the effect of such treatment would be to increase the ownership percentage of an individual in the Trust.

     (e)  For purposes of this Article Eighteen:

          (i) The term "person" includes an individual, corporation, partnership, association, joint stock company, trust, unincorporated association or other entity and also includes a "group" as that term is defined in Section 13(d)(3) of the Exchange Act.

          (ii) The Term "Convertible Securities" means any securities of the Trust that are convertible into Shares.

          (iii) The term "Securities" means Shares and Convertible Securities.

          (iv) The term "Ownership" (including "own" or "owns") of Shares means beneficial ownership. Beneficial ownership, for this purpose shall be defined in accordance with or by reference to Sections 856, 542 and 544 of the Internal Revenue Code of 1986, as amended (the "Code").

          (v) The term "individual" shall mean any natural person and those organizations treated as natural persons in Section 542(a) of the Code.

     (f) Nothing herein contained shall limit the ability of the Trust to impose or to seek judicial or other imposition of additional restrictions if deemed necessary or advisable to protect the Trust and the interests of its security holders by preservation of the Trust's status as a qualified real estate investment trust under the Code.

     (g) All persons who own 5% or more of the Trust's outstanding Shares during any taxable year of the corporation shall file with the Trust an affidavit setting forth the number of Shares during such taxable year (i) owned directly (held of record by such person or by a nominee or nominees of such person) and
(ii) owned indirectly (by reason of Sections 542, 544 and 856 of the Code or for purposes of Rule 13(d) of the Exchange Act) by the person filing the affidavit. The affidavit to be filed with the Trust shall set forth all the information required to be reported (i) in returns of shareholders under income tax regulation 1.857-9 or similar provisions of any successor regulations and (ii) in reports to be filed under Section 13(d) of the Exchange Act. The affidavit or an amendment to a previously filed affidavit shall be filed with the Trust annually within 60 days after the close of the Trust's taxable year. A person shall have satisfied the requirements of this paragraph
(g) if the person furnishes to the Trust the information in such person's possession after such person has made a good faith effort to determine the Shares it indirectly owns and to acquire the information required by income tax regulations 1.857-9 or similar provisions of any successor regulation.

     (h) If any provision of this Article Eighteen or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issue, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

     (i) The affirmative vote of the holders of not less than 80% of all outstanding Shares of the Trust entitled to vote in the election of Trust Managers, considered for purposes of this Article Eighteen as one class, shall be required to amend, alter, change, repeal or rescind any provision of this Article Eighteen or to adopt any provisions inconsistent with this Article Eighteen.

                               ARTICLE NINETEEN

     Upon resolution adopted by the Trust Managers, the Trust shall be entitled to purchase, directly or indirectly, its own Shares, provided that following such repurchase the Trust would continue to be able to pay its debts as they become due in the ordinary course of its business.

                                ARTICLE TWENTY

     The Independent Trust Managers shall determine at least annually that the total fees and expenses of the Trust are reasonable and in accordance with the provisions of the Trust's Bylaws pertaining to such fees and expenses.

                              ARTICLE TWENTY-ONE

     This Declaration of Trust may be amended from time to time by the affirmative vote of the holders of at least two-thirds of the Outstanding Shares, except that (i) Article Six hereof (relating to the duration of the Trust); (ii) Article Eleven hereof (relating to the prohibition against engaging in non-real estate investment trust businesses); (iii) Article Thirteen hereof (relating to the approval of Business Combinations) and (iv) Article Eighteen hereof (relating to Share ownership requirements) may not be amended or repealed, and provisions inconsistent therewith may not be adopted, except by the affirmative vote of the holders of at least 80% of the outstanding Shares.

     IN WITNESS WHEREOF, the undersigned Restated Trust Managers do hereby execute this Restated Declaration of Trust as of the 23rd day of March, 1988.

-----------------------------------------------------------

/s/Stanford Alexander          /s/Joseph W. Robertson, Jr.
----------------------------   ----------------------------
Stanford Alexander             Joseph W. Robertson, Jr.
-----------------------------------------------------------

/s/Andrew Alexander            /s/Douglas W. Schnitzer
----------------------------   ----------------------------
Andrew Alexander               Douglas W. Schnitzer
-----------------------------------------------------------

/s/Martin Debrovner            /s/Kenneth L. Schnitzer, Sr.
----------------------------   ----------------------------
Martin Debrovner               Kenneth L. Schnitzer, Sr.
-----------------------------------------------------------

/s/Melvin A. Dow               /s/Marc J. Shapiro
----------------------------   ----------------------------
Melvin A. Dow                  Marc J. Shapiro
-----------------------------------------------------------

/s/Stephen A. Lasher           /s/J. T. Trotter
----------------------------   ----------------------------
Stephen A. Lasher              J. T. Trotter
-----------------------------------------------------------

STATE OF TEXAS        (S)
                      (S)
COUNTY OF HARRIS      (S)


     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared Stanford Alexander, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Shirley J. Gilbert and Ronald J. Mann, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 21st day of March, 1988.

WITNESS:


/s/Shirley Gilbert                /s/Stanford Alexander
-------------------------------   ------------------------------
Shirley Gilbert                   Stanford Alexander

/s/Ronald J. Mann                 /s/Barbara Kennedy
-------------------------------   ------------------------------
Ronald J. Mann                    NOTARY PUBLIC


                                  My commission expires:

                                  7/14/89
                                  -------

STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)


     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared Andrew Alexander, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Shirley Gilbert and Ronald J. Mann, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 21st day of March, 1988.

WITNESS:


/s/Shirley Gilbert                /s/Stanford Alexander
-------------------------------   ------------------------------
Shirley Gilbert                   Stanford Alexander

/s/Ronald J. Mann                 /s/Barbara Kennedy
-------------------------------   ------------------------------
Ronald J. Mann                    NOTARY PUBLIC


                                  My commission expires:


                                  -------

STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)


     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared Martin Debrovner, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Indecipherable and Shirley J. Gilbert, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 23rd day of March, 1988.

WITNESS:


/s/Indecipherable                 /s/Martin Debrovner
-------------------------------   ------------------------------
                                  Martin Debrovner


/s/Shirley J. Gilbert             /s/Barbara Kennedy
-------------------------------   ------------------------------
Shirley J. Gilbert                NOTARY PUBLIC

                                  My commission expires:

                                  7/14/89
                                  -------

STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)


     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared Melvin A. Dow, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Indecipherable and Robert J. Mann, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on the ______ day of March, 1988.

WITNESS:


/s/Indecipherable                 /s/Melvin A. Dow
-------------------------------   ------------------------------
                                  Melvin A. Dow


/s/Robert J. Mann                 /s/ Cindy Rompot
-------------------------------   ------------------------------
Robert J. Mann                    NOTARY PUBLIC


                                  My commission expires:

                                  2/1/90
                                  ------

STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)


     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared Stephen A. Lasher, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of John E. Indecipherable and Pamela Mitchell, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 15th day of March, 1988.

WITNESS:


/s/Indecipherable                 /s/Stephen A. Lasher
-------------------------------   ------------------------------
John E. Indecipherable            Stephen A. Lasher

/s/Pamela Mitchell                /s/Indecipherable
-------------------------------   ------------------------------
Pamela Mitchell                   NOTARY PUBLIC


                                  My commission expires:

                                  3/25/89
                                  -------

STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)


     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared Joseph W. Robertson, Jr., in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Shirley J. Gilbert and Ronald J. Mann, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 21st day of March, 1988.

WITNESS:


/s/Shirley J. Gilbert             /s/Joseph W. Robertson, Jr.
-------------------------------   ------------------------------
Shirley J. Gilbert                Joseph W. Robertson, Jr.


/s/Ronald J. Mann                 /s/Barbara Kennedy
-------------------------------   ------------------------------
Ronald J. Mann                    NOTARY PUBLIC

                                  My commission expires:

                                  7/14/89
                                  -------

STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)


     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared Douglas W. Schnitzer, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Indecipherable and Indecipherable, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this 21st day of March, 1988.

WITNESS:


/s/Indecipherable                 /s/Douglas W. Schnitzer
-------------------------------   ------------------------------
                                  Douglas W. Schnitzer



/s/Indecipherable                 /s/Betty Lou Haulon
-------------------------------   ------------------------------
                                  NOTARY PUBLIC

                                  My commission expires:

                                  4/13/89
                                  -------

STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)


     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared Kenneth L. Schnitzer, Sr., in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Indecipherable and Indecipherable, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this _______ day of March, 1988.

WITNESS:


/s/Indecipherable                 /s/Kenneth L. Schnitzer, Sr.
-------------------------------   ------------------------------
                                  Kenneth L. Schnitzer, Sr.


/s/Indecipherable                 /s/Betty Lou Haulon
-------------------------------   ------------------------------
                                  NOTARY PUBLIC


                                  My commission expires:

                                  4/11/89
                                  -------

STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)


     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared Marc
J. Shapiro, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Vicki Robertson and Gloria Aquilon, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this ______ day of March, 1988.

WITNESS:


/s/Vicki Robertson                /s/Marc J. Shapiro
-------------------------------   ------------------------------
Vicki Robertson                   Marc J. Shapiro

/s/Gloria Aquilon                 /s/Indecipherable
-------------------------------   ------------------------------
Gloria Aquilon                    NOTARY PUBLIC

                                  My commission expires:

                                  12/25/89
                                  --------

STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)


     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared J.
T. Trotter, in his capacity as Trust Manager of Weingarten Realty Investors, and acknowledged to me, Notary, in the presence of Suzanne Rainey and Indecipherable, the undersigned competent witnesses, that he executed the above and foregoing instrument in the presence of the undersigned witnesses on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on this ____ day of March, 1988.

WITNESS:


/s/Suzanne Rainey                 /s/J. T. Trotter
-------------------------------   ------------------------------
Suzanne Rainey                    J. T. Trotter

/s/Indecipherable                 /s/Indecipherable
-------------------------------   ------------------------------
                                  NOTARY REPUBLIC

                                  My commission expires:

                                  _________